UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 18, 2002


                        FIRST COMMUNITY BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


Indiana                       0-19618                    35-1833586
(State or other               (Commission                (IRS Employer
Jurisdiction of               File Number)               Identification No.)
Incorporation)

                                136 East Harriman
                           Bargersville, IN 461064720
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (317) 422-5171

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.
         -----------------------------------------

     Registrant's press release dated December 18, 2002 disclosing its declaration of a dividend of $.05, payable on January 31, 2003 for Shareholders of record December 31, 2002, attached hereto as Exhibit "A", is incorporated herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 18, 2002                 FIRST COMMUNITY BANCSHARES, INC.


                                          By: /s/ Albert R. Jackson III
                                              --------------------------------
                                              Albert R. Jackson III, President









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

                                   Exhibit "A"



                          FOR MORE INFORMATION CONTACT:
                            Albert R. "Jack" Jackson
                                 (317) 882-5277


FOR IMMEDIATE RELEASE, December 18, 2002


                        FIRST COMMUNITY BANCSHARES, INC.
                        --------------------------------
                               ANNOUNCES DIVIDEND



Bargersville, IN...First Community Bancshares, Inc. (OTC BB Symbol: FCYB) today declared a 5 cent dividend payable on January 31, 2003 for shareholders of the record date, December 31, 2002.

First Community Bancshares, Inc.'s, wholly owned subsidiary, First Community Bank & Trust, a state-chartered financial institution, has offices in Bargersville, Franklin, Edinburgh, Greenwood, Indianapolis, North Vernon, Trafalgar and Whiteland.





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